                                                                       EXHIBIT 6

                     GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC

                     Notification Of Obligation To Reimburse
                              Certain Fund Expenses

          NOTIFICATION made as of March 1, 2006 by GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC, a Massachusetts limited liability company (the "Advisor"), to GMO TRUST, a Massachusetts business trust (the "Trust").

          WITNESSETH:

          WHEREAS, the Advisor has organized the Trust to serve primarily as an investment vehicle for certain large institutional accounts; and

          WHEREAS, the Advisor believes it would benefit from a high sales volume of shares of the Trust in that such a volume would maximize the Advisor's fee as investment adviser to each series of the Trust constituting a separate investment portfolio set forth below (each a "Fund" and, collectively, the "Funds"); and

          WHEREAS, the Advisor has agreed to reimburse the Funds for certain Fund expenses so as to reduce or eliminate certain costs otherwise borne by shareholders of the Funds and to enhance the returns generated by shareholders of the Funds.

          NOW, THEREFORE, the Advisor hereby notifies the Trust that the Advisor shall, as set forth below, reimburse a portion of the expenses of each Fund listed below through the date designated by the Advisor in this Notification (the "Reimbursement Date") (and any subsequent periods as may be designated by the Advisor by notice to the Trust).

          The Advisor will be obligated to reimburse a Fund if the Fund's total annual operating expenses (excluding fees and expenses identified below (the "Excluded Fund Fees and Expenses")) exceed a specified percentage of the Fund's average daily net assets (the "Post-Reimbursement Expense Limitation"), which is set forth below.

          Excluded Fund Fees and Expenses are: Shareholder Service Fees, expenses indirectly incurred by investment in other Funds of the Trust, fees and expenses of the independent trustees of the Trust, fees and expenses for legal services not procured or provided by the Advisor for the Trust, compensation and expenses of the Trust's Chief Compliance Officer (excluding any employee benefits), brokerage commissions and other investment-related costs, hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes), securities lending fees and expenses, interest expense (except for Emerging Countries Fund), and transfer taxes; and, for Emerging Markets Fund, Emerging Markets Quality Fund, and Alpha Only Fund, also excluding custodial fees; and, for Class M shares of any Fund, also excluding administrative service fees and Rule 12b-1 fees.

                                             POST-REIMBURSEMENT
                   FUND                      EXPENSE LIMITATION
                   ----                      ------------------
U.S. Core Fund                                      0.33%
U.S. Core Equity Fund                               0.31%
Tobacco-Free Core Fund                              0.33%
U.S. Quality Equity Fund                            0.33%
Value Fund                                          0.46%
U.S. Value Fund                                     0.44%
Intrinsic Value Fund                                0.33%
U.S. Intrinsic Value Fund                           0.31%
Growth Fund                                         0.33%
U.S. Growth Fund                                    0.31%
Small/Mid Cap Value Fund                            0.33%
U.S. Small/Mid Cap Value Fund                       0.31%
Small/Mid Cap Growth Fund                           0.33%
U.S. Small/Mid Cap Growth Fund                      0.31%
Real Estate Fund                                    0.54%
Tax-Managed U.S. Equities Fund                      0.33%
Tax-Managed Small/Mid Cap Fund                      0.55%
Alternative Asset Opportunity Fund                  0.45%
International Disciplined Equity Fund               0.40%
International Core Equity Fund                      0.38%
International Intrinsic Value Fund                  0.54%
International Growth Fund                           0.54%
International Growth Equity Fund                    0.52%
Currency Hedged International Equity Fund           0.54%
Foreign Fund                                        0.60%
Foreign Small Companies Fund                        0.70%
International Small Companies Fund                  0.60%
Emerging Markets Fund                               0.81%
Emerging Countries Fund                             1.00%

                                             POST-REIMBURSEMENT
                   FUND                      EXPENSE LIMITATION
                   ----                      ------------------
Emerging Markets Quality Fund                       0.40%
Tax-Managed International Equities Fund             0.54%
Global Growth Fund                                  0.47%
Developed World Stock Fund                          0.47%
Domestic Bond Fund                                  0.10%
Core Plus Bond Fund                                 0.25%
International Bond Fund                             0.25%
Currency Hedged International Bond Fund             0.25%
Global Bond Fund                                    0.25%
Short-Duration Investment Fund                      0.05%
Alpha Only Fund                                     0.50%
Inflation Indexed Bond Fund                         0.10%
Benchmark-Free Allocation Fund                      0.00%
International Equity Allocation Fund                0.00%
Global Balanced Asset Allocation Fund               0.00%
Global (U.S.+) Equity Allocation Fund               0.00%
U.S. Sector Fund                                    0.33%
Special Purpose Holding Fund                        0.00%
Short-Duration Collateral Fund                      0.00%
World Opportunity Overlay Fund                      0.00%
Strategic Balanced Allocation Fund                  0.00%
World Opportunities Equity Allocation Fund          0.00%
Short-Duration Collateral Share Fund                0.05%

          In addition, for Currency Hedged International Equity Fund, U.S. Sector Fund and Alpha Only Fund, the Advisor shall reimburse each Fund to the extent that the sum of (i) the Fund's total annual operating expenses (excluding Excluded Fund Fees and Expenses) and (ii) the amount of fees and expenses incurred indirectly by the Fund through its investment in other GMO Funds (excluding those Funds' Excluded Fund Fees and Expenses and, effective as of October 31, 2005, for Alpha Only Fund only, in the case of Emerging Country Debt Fund, excluding Emerging Country Debt Fund's fees and expenses of the independent trustees of the Trust, fees and expenses for legal services not procured or provided by the Advisor for the Trust, compensation and expenses of the Trust's Chief Compliance Officer (excluding any employee benefits), and investment-related expenses such as brokerage commissions, hedging transaction fees, securities lending fees and expenses, interest expense, and transfer taxes), exceeds the Fund's Post-Reimbursement Expense Limitation, subject to a maximum total reimbursement to such Fund equal to the Fund's Post-Reimbursement Expense Limitation.

          In addition, for Core Plus Bond Fund, International Bond Fund, Currency Hedged International Bond Fund and Global Bond Fund, the Advisor shall reimburse each Fund to the extent that the sum of (a) the Fund's total annual operating expenses (excluding Excluded Fund Fees and Expenses) and (b) the amount of fees and expenses incurred indirectly by the Fund through its investment in the Emerging Country Debt Fund (excluding Emerging Country Debt Fund's fees and expenses of the independent trustees of the Trust, fees and expenses for legal services not procured or provided by the Advisor for the Trust, compensation and expenses of the Trust's Chief Compliance Officer (excluding any employee benefits), and investment-related expenses such as brokerage commissions, hedging transaction fees, securities lending fees and expenses, interest expense and transfer taxes), exceeds the Fund's Post-Reimbursement Expense Limitation, subject to a maximum total reimbursement to such Fund equal to the Fund's Post-Reimbursement Expense Limitation.

          The Reimbursement Date for each Fund listed in the table above, except for U.S. Core Fund, Growth Fund, Intrinsic Value Fund, Small/Mid Cap Growth Fund, Small/Mid Cap Value Fund, Value Fund, International Disciplined Equity Fund, International Growth Fund, Short-Duration Collateral Fund, World Opportunity Overlay Fund, and Short-Duration Collateral Share Fund is June 30, 2006. The Reimbursement Date for the U.S. Core Fund, Growth Fund, Intrinsic Value Fund, Small/Mid Cap Growth Fund, Small/Mid Cap Value Fund, Value Fund, International Disciplined Equity Fund, and International Growth Fund is March 31, 2006. The Reimbursement Date for Short-Duration Collateral Fund, World Opportunity Overlay Fund, and Short-Duration Collateral Share Fund is June 30, 2007.

          In providing this Notification, the Advisor understands and acknowledges that the Trust intends to rely on this Notification, including in connection with the preparation and printing of the Trust's prospectuses and its daily calculation of each Fund's net asset value.

          Please be advised that all previous notifications by the Advisor with respect to fee waivers and/or expense limitations regarding any of the Funds shall hereafter be null and void and of no further force and effect.

          IN WITNESS WHEREOF, the Advisor has executed this Notification of Obligation to Reimburse Certain Fund Expenses on the day and year first above written.

                                        GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC


                                        By: /S/ J.B. Kittredge
                                            ------------------------------------
                                        Name: J.B. Kittredge
                                        Title: General Counsel

                     GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC

                     Notification Of Obligation To Reimburse
                              Certain Fund Expenses

          NOTIFICATION made as of March 31, 2006 by GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC, a Massachusetts limited liability company (the "Advisor"), to GMO TRUST, a Massachusetts business trust (the "Trust").

          WITNESSETH:

          WHEREAS, the Advisor has organized the Trust to serve primarily as an investment vehicle for certain large institutional accounts; and

          WHEREAS, the Advisor believes it would benefit from a high sales volume of shares of the Trust in that such a volume would maximize the Advisor's fee as investment adviser to each series of the Trust constituting a separate investment portfolio set forth below (each a "Fund" and, collectively, the "Funds"); and

          WHEREAS, the Advisor has agreed to reimburse the Funds for certain Fund expenses so as to reduce or eliminate certain costs otherwise borne by shareholders of the Funds and to enhance the returns generated by shareholders of the Funds.

          NOW, THEREFORE, the Advisor hereby notifies the Trust that the Advisor shall, as set forth below, reimburse a portion of the expenses of each Fund listed below through the date designated by the Advisor in this Notification (the "Reimbursement Date") (and any subsequent periods as may be designated by the Advisor by notice to the Trust).

          The Advisor will be obligated to reimburse a Fund if the Fund's total annual operating expenses (excluding fees and expenses identified below (the "Excluded Fund Fees and Expenses")) exceed a specified percentage of the Fund's average daily net assets (the "Post-Reimbursement Expense Limitation"), which is set forth below.

          Excluded Fund Fees and Expenses are: Shareholder Service Fees, expenses indirectly incurred by investment in other Funds of the Trust, fees and expenses of the independent trustees of the Trust, fees and expenses for legal services not procured or provided by the Advisor for the Trust, compensation and expenses of the Trust's Chief Compliance Officer (excluding any employee benefits), brokerage commissions and other investment-related costs, hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes), securities lending fees and expenses, interest expense (except for Emerging Countries Fund), and transfer taxes; and, for Emerging Markets Fund, Emerging Markets Quality Fund, and Alpha Only Fund, also excluding custodial fees; and, for Class M shares of any Fund, also excluding administrative service fees and Rule 12b-1 fees.

                                             POST-REIMBURSEMENT
                   FUND                      EXPENSE LIMITATION
                   ----                      ------------------
U.S. Core Fund                                      0.33%
U.S. Core Equity Fund                               0.31%
Tobacco-Free Core Fund                              0.33%
U.S. Quality Equity Fund                            0.33%
Value Fund                                          0.46%
U.S. Value Fund                                     0.44%
Intrinsic Value Fund                                0.33%
U.S. Intrinsic Value Fund                           0.31%
Growth Fund                                         0.33%
U.S. Growth Fund                                    0.31%
Small/Mid Cap Value Fund                            0.33%
U.S. Small/Mid Cap Value Fund                       0.31%
Small/Mid Cap Growth Fund                           0.33%
U.S. Small/Mid Cap Growth Fund                      0.31%
Real Estate Fund                                    0.54%
Tax-Managed U.S. Equities Fund                      0.33%
Tax-Managed Small/Mid Cap Fund                      0.55%
Alternative Asset Opportunity Fund                  0.45%
International Disciplined Equity Fund               0.40%
International Core Equity Fund                      0.38%
International Intrinsic Value Fund                  0.54%
International Growth Fund                           0.54%
International Growth Equity Fund                    0.52%
Currency Hedged International Equity Fund           0.54%
Foreign Fund                                        0.60%
Foreign Small Companies Fund                        0.70%
International Small Companies Fund                  0.60%
Emerging Markets Fund                               0.81%
Emerging Countries Fund                             1.00%

                                             POST-REIMBURSEMENT
                   FUND                      EXPENSE LIMITATION
                   ----                      ------------------
Emerging Markets Quality Fund                       0.40%
Tax-Managed International Equities Fund             0.54%
Global Growth Fund                                  0.47%
Developed World Stock Fund                          0.47%
Domestic Bond Fund                                  0.10%
Core Plus Bond Fund                                 0.25%
International Bond Fund                             0.25%
Currency Hedged International Bond Fund             0.25%
Global Bond Fund                                    0.25%
Short-Duration Investment Fund                      0.05%
Alpha Only Fund                                     0.50%
Inflation Indexed Bond Fund                         0.10%
Benchmark-Free Allocation Fund                      0.00%
International Equity Allocation Fund                0.00%
Global Balanced Asset Allocation Fund               0.00%
Global (U.S.+) Equity Allocation Fund               0.00%
U.S. Sector Fund                                    0.33%
Special Purpose Holding Fund                        0.00%
Short-Duration Collateral Fund                      0.00%
World Opportunity Overlay Fund                      0.00%
Strategic Balanced Allocation Fund                  0.00%
World Opportunities Equity Allocation Fund          0.00%
Short-Duration Collateral Share Fund                0.05%

          In addition, for Currency Hedged International Equity Fund, U.S. Sector Fund and Alpha Only Fund, the Advisor shall reimburse each Fund to the extent that the sum of (i) the Fund's total annual operating expenses (excluding Excluded Fund Fees and Expenses) and (ii) the amount of fees and expenses incurred indirectly by the Fund through its investment in other GMO Funds (excluding those Funds' Excluded Fund Fees and Expenses and, effective as of October 31, 2005, for Alpha Only Fund only, in the case of Emerging Country Debt Fund, excluding Emerging Country Debt Fund's fees and expenses of the independent trustees of the Trust, fees and expenses for legal services not procured or provided by the Advisor for the Trust, compensation and expenses of the Trust's Chief Compliance Officer (excluding any employee benefits), and investment-related expenses such as brokerage commissions, hedging transaction fees, securities lending fees and expenses, interest expense, and transfer taxes), exceeds the Fund's Post-Reimbursement Expense Limitation, subject to a maximum total reimbursement to such Fund equal to the Fund's Post-Reimbursement Expense Limitation.

          In addition, for Core Plus Bond Fund, International Bond Fund, Currency Hedged International Bond Fund and Global Bond Fund, the Advisor shall reimburse each Fund to the extent that the sum of (a) the Fund's total annual operating expenses (excluding Excluded Fund Fees and Expenses) and (b) the amount of fees and expenses incurred indirectly by the Fund through its investment in the Emerging Country Debt Fund (excluding Emerging Country Debt Fund's fees and expenses of the independent trustees of the Trust, fees and expenses for legal services not procured or provided by the Advisor for the Trust, compensation and expenses of the Trust's Chief Compliance Officer (excluding any employee benefits), and investment-related expenses such as brokerage commissions, hedging transaction fees, securities lending fees and expenses, interest expense and transfer taxes), exceeds the Fund's Post-Reimbursement Expense Limitation, subject to a maximum total reimbursement to such Fund equal to the Fund's Post-Reimbursement Expense Limitation.

          The Reimbursement Date for each Fund listed in the table above, except for U.S. Core Fund, Growth Fund, Intrinsic Value Fund, Small/Mid Cap Growth Fund, Small/Mid Cap Value Fund, Value Fund, International Disciplined Equity Fund, International Growth Fund, Short-Duration Collateral Fund, World Opportunity Overlay Fund, and Short-Duration Collateral Share Fund is June 30, 2006. The Reimbursement Date for the U.S. Core Fund, Growth Fund, Intrinsic Value Fund, Small/Mid Cap Growth Fund, Small/Mid Cap Value Fund, Value Fund, International Disciplined Equity Fund, and International Growth Fund is April 30, 2006. The Reimbursement Date for Short-Duration Collateral Fund, World Opportunity Overlay Fund, and Short-Duration Collateral Share Fund is June 30, 2007.

          In providing this Notification, the Advisor understands and acknowledges that the Trust intends to rely on this Notification, including in connection with the preparation and printing of the Trust's prospectuses and its daily calculation of each Fund's net asset value.

          Please be advised that all previous notifications by the Advisor with respect to fee waivers and/or expense limitations regarding any of the Funds shall hereafter be null and void and of no further force and effect.

          IN WITNESS WHEREOF, the Advisor has executed this Notification of Obligation to Reimburse Certain Fund Expenses on the day and year first above written.

                                        GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC


                                        By: /S/ J.B. Kittredge
                                            ------------------------------------
                                        Name: J.B. Kittredge
                                        Title: General Counsel

                     GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC

                     Notification Of Obligation To Reimburse
                              Certain Fund Expenses

          NOTIFICATION made April 28, 2006 by GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC, a Massachusetts limited liability company (the "Advisor"), to GMO TRUST, a Massachusetts business trust (the "Trust").

          WITNESSETH:

          WHEREAS, the Advisor has organized the Trust to serve primarily as an investment vehicle for certain large institutional accounts; and

          WHEREAS, the Advisor believes it would benefit from a high sales volume of shares of the Trust in that such a volume would maximize the Advisor's fee as investment adviser to each series of the Trust constituting a separate investment portfolio set forth below (each a "Fund" and, collectively, the "Funds"); and

          WHEREAS, the Advisor has agreed to reimburse the Funds for certain Fund expenses so as to reduce or eliminate certain costs otherwise borne by shareholders of the Funds and to enhance the returns generated by shareholders of the Funds.

          NOW, THEREFORE, the Advisor hereby notifies the Trust that the Advisor shall, as set forth below, reimburse a portion of the expenses of each Fund listed below through the date designated by the Advisor in this Notification (the "Reimbursement Date") (and any subsequent periods as may be designated by the Advisor by notice to the Trust).

          The Advisor will be obligated to reimburse a Fund if the Fund's total annual operating expenses (excluding fees and expenses identified below (the "Excluded Fund Fees and Expenses")) exceed a specified percentage of the Fund's average daily net assets (the "Post-Reimbursement Expense Limitation"), which is set forth below.

          Excluded Fund Fees and Expenses are: Shareholder Service Fees, expenses indirectly incurred by investment in other Funds of the Trust, fees and expenses of the independent trustees of the Trust, fees and expenses for legal services not procured or provided by the Advisor for the Trust, compensation and expenses of the Trust's Chief Compliance Officer (excluding any employee benefits), brokerage commissions and other investment-related costs, hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes), securities lending fees and expenses, interest expense (except for Emerging Countries Fund), and transfer taxes; and, for Emerging Markets Fund, Emerging Markets Quality Fund, and Alpha Only Fund, also excluding custodial fees; and, for Class M shares of any Fund, also excluding administrative service fees and Rule 12b-1 fees.

                                             POST-REIMBURSEMENT
FUND                                         EXPENSE LIMITATION
----                                         ------------------
U.S. Core Fund                                      0.33%
U.S. Core Equity Fund                               0.31%
Tobacco-Free Core Fund                              0.33%
U.S. Quality Equity Fund                            0.33%
Value Fund                                          0.46%
U.S. Value Fund                                     0.44%
Intrinsic Value Fund                                0.33%
U.S. Intrinsic Value Fund                           0.31%
Growth Fund                                         0.33%
U.S. Growth Fund                                    0.31%
Small/Mid Cap Value Fund                            0.33%
U.S. Small/Mid Cap Value Fund                       0.31%
Small/Mid Cap Growth Fund                           0.33%
U.S. Small/Mid Cap Growth Fund                      0.31%
Real Estate Fund                                    0.54%
Tax-Managed U.S. Equities Fund                      0.33%
Tax-Managed Small/Mid Cap Fund                      0.55%
Alternative Asset Opportunity Fund                  0.45%
International Disciplined Equity Fund               0.40%
International Core Equity Fund                      0.38%
International Intrinsic Value Fund                  0.54%
International Growth Fund                           0.54%
International Growth Equity Fund                    0.52%
Currency Hedged International Equity Fund           0.54%
Foreign Fund                                        0.60%
Foreign Small Companies Fund                        0.70%
International Small Companies Fund                  0.60%
Emerging Markets Fund                               0.81%
Emerging Countries Fund                             1.00%

                                             POST-REIMBURSEMENT
FUND                                         EXPENSE LIMITATION
----                                         ------------------
Emerging Markets Quality Fund                       0.40%
Tax-Managed International Equities Fund             0.54%
Global Growth Fund                                  0.47%
Developed World Stock Fund                          0.47%
Domestic Bond Fund                                  0.10%
Core Plus Bond Fund                                 0.25%
International Bond Fund                             0.25%
Currency Hedged International Bond Fund             0.25%
Global Bond Fund                                    0.25%
Short-Duration Investment Fund                      0.05%
Alpha Only Fund                                     0.50%
Inflation Indexed Bond Fund                         0.10%
Strategic Fixed Income Fund                         0.25%
Inflation Indexed Plus Bond Fund                    0.25%
Benchmark-Free Allocation Fund                      0.00%
International Equity Allocation Fund                0.00%
Global Balanced Asset Allocation Fund               0.00%
Global (U.S.+) Equity Allocation Fund               0.00%
U.S. Sector Fund                                    0.33%
Special Purpose Holding Fund                        0.00%
Short-Duration Collateral Fund                      0.00%
World Opportunity Overlay Fund                      0.00%
Strategic Opportunities Allocation Fund             0.00%
World Opportunities Equity Allocation Fund          0.00%
International Opportunities Equity
   Allocation Fund                                  0.00%
Short-Duration Collateral Share Fund                0.05%

          In addition, for Currency Hedged International Equity Fund, U.S. Sector Fund and Alpha Only Fund, the Advisor shall reimburse each Fund to the extent that the sum of (i) the Fund's total annual operating expenses (excluding Excluded Fund Fees and Expenses) and (ii) the amount of fees and expenses incurred indirectly by the Fund through its investment in other GMO Funds (excluding those Funds' Excluded Fund Fees and Expenses and, effective as of October 31, 2005, for Alpha Only Fund only, in the case of Emerging Country Debt Fund, excluding Emerging Country Debt Fund's fees and expenses of the independent trustees of the Trust, fees and expenses for legal services not procured or provided by the Advisor for the Trust, compensation and expenses of the Trust's Chief Compliance Officer (excluding any employee benefits), and investment-related expenses such as brokerage commissions, hedging transaction fees, securities lending fees and expenses, interest expense and transfer taxes), exceeds the Fund's Post-Reimbursement Expense Limitation, subject to a maximum total reimbursement to such Fund equal to the Fund's Post-Reimbursement Expense Limitation.

          In addition, for Core Plus Bond Fund, International Bond Fund, Currency Hedged International Bond Fund, Global Bond Fund, Inflation Indexed Plus Bond Fund and Strategic Fixed Income Fund, the Advisor shall reimburse each Fund to the extent that the sum of (a) the Fund's total annual operating expenses (excluding Excluded Fund Fees and Expenses) and (b) the amount of fees and expenses incurred indirectly by the Fund through its investment in the Emerging Country Debt Fund (excluding Emerging Country Debt Fund's fees and expenses of the independent trustees of the Trust, fees and expenses for legal services not procured or provided by the Advisor for the Trust, compensation and expenses of the Trust's Chief Compliance Officer (excluding any employee benefits), and investment-related expenses such as brokerage commissions, hedging transaction fees, securities lending fees and expenses, interest expense and transfer taxes), exceeds the Fund's Post-Reimbursement Expense Limitation, subject to a maximum total reimbursement to such Fund equal to the Fund's Post-Reimbursement Expense Limitation.

          The Reimbursement Date for each Fund listed in the table above, except for U.S. Core Fund, Growth Fund, Intrinsic Value Fund, Small/Mid Cap Growth Fund, Small/Mid Cap Value Fund, Value Fund, International Disciplined Equity Fund, International Growth Fund, Short-Duration Collateral Fund, World Opportunity Overlay Fund, Short-Duration Collateral Share Fund, Inflation Indexed Plus Bond Fund, Strategic Fixed Income Fund and International Opportunities Equity Allocation Fund, is June 30, 2006. The Reimbursement Date for the U.S. Core Fund, Growth Fund, Intrinsic Value Fund, Small/Mid Cap Growth Fund, Small/Mid Cap Value Fund, Value Fund, International Disciplined Equity Fund, and International Growth Fund is May 31, 2006. The Reimbursement Date for Short-Duration Collateral Fund, World Opportunity Overlay Fund, Short-Duration Collateral Share Fund, Inflation Indexed Plus Bond Fund, Strategic Fixed Income Fund and International Opportunities Equity Allocation Fund is June 30, 2007.

          In providing this Notification, the Advisor understands and acknowledges that the Trust intends to rely on this Notification, including in connection with the preparation and printing of the Trust's prospectuses and its daily calculation of each Fund's net asset value.

          Please be advised that all previous notifications by the Advisor with respect to fee waivers and/or expense limitations regarding any of the Funds shall hereafter be null and void and of no further force and effect.

          IN WITNESS WHEREOF, the Advisor has executed this Notification of Obligation to Reimburse Certain Fund Expenses on the day and year first above written.

                                        GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC


                                        By: /S/ J.B. Kittredge
                                            ------------------------------------
                                        Name: J.B. Kittredge
                                        Title: General Counsel